SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 22, 1999

                            MFN Financial Corporation
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               (Exact name of registrant as specified in charter)


Delaware                              1-10176                   36-3627010
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(State of other jurisdiction         (Commission               (IRS Employer
   of incorporation)                 File Number)            Identification No.)



                  100 Field Drive, Lake Forest, Illinois      60045
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               (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code (847) 295-8600
                                                   ---------------



                                       n/a
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          (Former name or former address, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant.

         (a) On March 22, 1999, Arthur Andersen LLP informed MFN Financial Corporation, formerly known as Mercury Finance Company (the "Registrant") that it has declined to stand for re-appointment as the Registrant's independent accountant for the 1999 fiscal year. Arthur Andersen LLP indicated that as a result of the confirmation by the United States Bankruptcy Court for the Northern District of Illinois of the Registrant's Second Amended Plan of Reorganization, the Registrant was considered by the firm to be a "new client", and the firm is not currently accepting new audit engagements in the sub prime consumer finance industry.

         The audit reports of Arthur Andersen LLP on the financial statements of the Registrant for each of the Registrant's last two fiscal years were qualified as to uncertainty regarding the Registrant's ability to continue as a going concern. More specifically, Arthur Andersen LLP's report relating to the Registrant's financial statements for the year ended December 31, 1997, noted that (i) the Registrant had incurred losses in 1997 and 1996 and was continuing to incur losses in 1998, (ii) all of the Registrant's debt was subject to acceleration or had matured by its terms as a result of the Registrant's defaults of its various lending agreements, (iii) the Registrant was a defendant in various litigation arising from the restatement of previously reported financial information for 1995 and interim earnings in 1996, and (iv) such matters raised doubt about the Registrant's ability to continue as a going concern. Similarly, Arthur Andersen LLP's report relating to the Registrant's financial statements for the year ended December 31, 1998, noted that (i) the Registrant had incurred losses in 1996 through 1998 and was continuing to incur losses in 1999, (ii) the continuation of the business after the effective date of the Registrant's Second Amended Plan of Reorganization was dependent on the Registrant's ability to achieve sufficient cash flow to meet its restructured debt obligations, and (iii) such matters raised substantial doubt about the Registrant's ability to continue as a going concern. The audit reports of Arthur Andersen LLP on the financial statements for the Registrant's last two fiscal years did not contain any adverse opinion or disclaimer of opinion, nor was either opinion qualified or modified as to audit scope or accounting principles.

         During the Registrant's two most recent fiscal years and the interim period from January 1, 1999 through March 22, 1999, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its report. There have occurred no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K during Registrant's two most recent fiscal years or the interim period from January 1, 1999 through March 22, 1999.

         The Registrant has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the above statements. A copy of such letter dated June 29, 1999 is filed as Exhibit 16 hereto.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits.

                  Exhibit No.       Description of Document
                  -----------       -----------------------

                  16 Letter dated June 29, 1999, from Arthur Andersen LLP to the SEC.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MFN Financial Corporation

Date:  June 29, 1999                        By:   /s/ Jeffrey B. Weeden
                                            Its:  E.V.P. and CFO